UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2000


                       NPC INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)


         Kansas                  1-13007                48-0817298
(State of incorporation)       (Commission             (IRS Employer
                           Identification Number)    Identification No.)

    720 West 20th Street,  Pittsburg, Kansas               66762
    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (316) 231-3390

Item 5.  OTHER EVENTS

    On January 31, 2000, NPC International, Inc. became aware that AmeriServe Food Distribution, Inc., the Company's sole distributor of food ingredients and dry goods, has filed in Delaware for protection under Chapter 11 of the U.S. Bankruptcy Code. On January 31, 2000, the Company issued a press release disclosing such Bankruptcy filing which is filed with this report as Exhibit 99-1 and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial statements of business acquired.

         Not applicable.

    (b)  Pro forma financial information.

         Not applicable.

    (c)  Exhibits

         The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.
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                            SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NPC INTERNATIONAL, INC.


Dated:  February 1, 2000          By: /s/ Troy Cook
                                      Troy Cook
                                      Vice President Finance,
                                      Chief Financial Officer and
                                      Principal Financial Officer
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                        INDEX TO EXHIBITS

                                                    PAGE NO.
EXHIBIT                                             IN THIS
  NO.         DESCRIPTION                           FILING

99-1          Press Release of Registrant dated        4
              January 31, 2000
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